          THIS INTERCREDITOR AGREEMENT, dated as of November 20, 2001 ("Agreement"), between BEAR, STEARNS FUNDING, INC., a Delaware corporation (in such capacity, together with its successors and assigns, "Mortgage Lender"), and SECURITY CAPITAL LODGING INCORPORATED, a Delaware corporation (in such capacity, together with its successors and assigns, "Mezzanine Lender").

                              W I T N E S S E T H:

          WHEREAS, pursuant to a certain Loan Agreement, dated as of November 20, 2001 (as amended, supplemented or otherwise modified from time to time, the "Mortgage Loan Agreement"), Mortgage Lender has made a loan in the principal amount of $400,000,000, (the "Mortgage Loan") to BRE/HV Properties L.L.C, a Delaware limited liability company ("Mortgage Borrower");

          WHEREAS, pursuant to a certain Term Note dated as of November 20, 2001, (as amended, supplemented or otherwise modified from time to time, the "Mezzanine Loan Agreement"), a copy of which is attached hereto as Exhibit A. Mezzanine Lender has made a loan in the principal amount of $115,000,000, (the "Mezzanine Loan") to BRE/HV Holding L.L.C., a Delaware limited liability company ("Mezzanine Borrower");

          WHEREAS, Mezzanine Borrower has contributed the proceeds of the Mezzanine Loan to Mortgage Borrower; and

          WHEREAS, neither the Mortgage Lender nor the Mezzanine Lender would make their respective loans unless the other entered into this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Defined Terms. The following terms shall have the meanings herein
               -------------
specified unless the context otherwise requires (such meanings to apply to such terms in both the singular and plural forms):

          "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, owns more than fifty percent (50%) of, is in control of, is controlled by or is under common ownership or control with such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

          "Applicable Interest Rate" shall have the meaning set forth in the Mortgage Loan Agreement.

          "Bear, Stearns Funding" shall mean Bear, Stearns Funding, Inc., a Delaware corporation, and its successors in interest.

          "Certificates" shall mean any securities representing beneficial interests in, or debt secured by, the Mortgage Loan or in a pool of mortgage loans including the Mortgage Loan.

          "Fitch" means Fitch, Inc., and its successors in interest.

          "Mezzanine Event of Default" shall mean an "Event of Default" under and as defined in the Mezzanine Loan Agreement.

          "Mezzanine Borrower" shall have the meaning assigned to such term in the recitals.

          "Mezzanine Lender" shall have the meaning assigned to such term in the recitals.

          "Mezzanine Loan Agreement" shall have the meaning assigned to such term in the recitals.

          "Mezzanine Loan Documents" shall mean the "Loan Documents," as defined in the Mezzanine Loan Agreement.

          "Mezzanine Loan Liabilities" shall mean, collectively, all of the indebtedness, liabilities and obligations of Mezzanine Borrower evidenced by the Mezzanine Loan Documents and all amounts due or to become due pursuant to the Mezzanine Loan Documents, including interest thereon and any other amounts payable in respect thereof or in connection therewith, including, without limitation, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

          "Moody's" means Moody's Investors Service, Inc., and its successors in interest.

          "Mortgage" shall have the meaning set forth in the Mortgage Loan Agreement.

          "Mortgage Borrower" shall have the meaning assigned to such term in the recitals.

          "Mortgage Event of Default" shall mean an "Event of Default" under and as defined in the Mortgage Loan Agreement.

          "Mortgage Lender" shall have the meaning assigned to such term in the recitals; if the Mortgage Loan has been split into 2 or more loans, the holder of each such split loan.

          "Mortgage Loan Agreement" shall have the meaning assigned to such term in the recitals.

          "Mortgage Loan Documents" shall mean the "Loan Documents," as defined in the Mortgage Loan Agreement.

          "Mortgage Loan Liabilities" shall mean, collectively, all of the indebtedness, liabilities and obligations of Mortgage Borrower evidenced by the Mortgage Loan Documents and all amounts due or to become due pursuant to the Mortgage Loan Documents, including interest thereon and any other amounts payable in respect thereof or in connection therewith, including, without limitation, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

          "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "Pledge Agreement" shall mean collectively (a) that certain Pledge Agreement delivered by Mezzanine Borrower to Mezzanine Lender and (b) that certain Pledge Agreement delivered by Blackstone Hospitality Acquisition III L.L.C. to Mezzanine Lender, each in connection with the Mezzanine Loan.

          "Properties" shall have the meaning set forth in the Mortgage Loan Agreement.

          "Qualified Manager" means (a) the Mezzanine Lender or any Affiliate of Mezzanine Lender, (b) the existing property manager for the Properties, or (c) one or more property manager(s) for the Properties each of which (i) is a reputable management company having at least five (5) years' experience in the management of hospitality properties similar in use and value as the Properties and (ii) at the time of its engagement as manager is managing no less than 50 hospitality properties containing no less than 5000 keys.

          "Qualified Transferee" means (a) Bear, Stearns Funding or an Affiliate of Bear, Stearns Funding, (b) Mezzanine Lender or any Affiliate of Mezzanine Lender or (c) one or more of the following: (i) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, (ii) an investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, which is regularly engaged in the business of making or owning commercial loans or real estate investments, (iii) a trustee in connection with a securitization of the Mezzanine Loan, so long as (A) the operative documents of the related securitization vehicle require that the "controlling class" or "equity interest" in such securitization are owned by an entity that otherwise would be a Qualified Transferee, and (B) the special servicer or manager of such securitization vehicle satisfies the Required Special Servicer Rating, (iv) any other sophisticated lender or entity (including any opportunity funds) engaged in the business of making commercial loans or real estate investments, or (v) an institution substantially similar to any of the foregoing; provided that any entity described in clauses (i), (ii), (iii), (iv) or (v) of this definition, together with its Affiliates, must have total assets, in excess of $600,000,000 and capital/statutory surplus or shareholder's equity of $200,000,000. "Rating Agencies" shall mean, prior to the final Securitization of the Mortgage Loan, each of Standard & Poor's, Moody's, and Fitch, or any other nationally-recognized statistical rating agency which has been designated by Mortgage Lender and, after the final Securitization of the Mortgage Loan, shall mean any of the foregoing that have rated any of the Certificates.

          "Rating Agency Confirmation" shall mean a written affirmation from each of the Rating Agencies that the credit rating of the Certificates (or any class thereof) assigned by such Rating Agency immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event.

          "Required Special Servicer Rating" means such special servicer or manager is acting as special servicer in a commercial mortgage loan securitization that was rated by the Rating Agencies within the six (6) month period prior to the date of determination, and such Rating Agencies have not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer or manager as special servicer of such commercial mortgage securities as the reason for such action.

          "Securitization" shall have the meaning set forth in the Mortgage Loan Agreement.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc., and its successors in interest.

          "Transfer" means to sell, assign, convey, transfer, mortgage, encumber, grant a security or other interest in, pledge or otherwise dispose of, or where used as a noun, a sale, assignment, conveyance, transfer, mortgage, encumbrance, lien, grant of a security or other interest in, pledge or other disposition.

          2.   Acquisition of Collateral; Transfer of Mezzanine Loan;
               -----------------------------------------------------
Confirmation.
------------

          (a) If there are any Certificates outstanding, then, without receiving a Rating Agency Confirmation, Mezzanine Lender shall not take the following actions:

          (i) Transfer any or all of its interest in the Mezzanine Loan to any Person other than a Qualified Transferee; and

          (ii) Exercise its rights under the Pledge Agreement to obtain title to any of the Collateral (as defined in the Pledge Agreement) or enter into any acquisition agreement in lieu of exercise of such remedies unless (A) the transferee of the title to the Collateral is a Qualified Transferee,
     (B) the Properties will be managed by a Qualified Manager and within three
     (3) months after such transfer a Rating Agency Confirmation is obtained if such Qualified Manager qualifies as a "Qualified Manager" by satisfying subsection (c) of the definition for a Qualified Manager, and (C) if the facts and assumptions set forth in the non-consolidation opinion for the Mortgage Loan in the reasonable opinion of Mortgage Lender have changed and if required by the Rating Agencies, the transferee delivers a non-consolidation opinion acceptable to the Rating Agencies. No transfer or other fee under the Mortgage Loan shall be payable in connection with any transfer resulting from the exercise of Mezzanine Lender's remedies under the Mezzanine Loan Documents.

          (b) In the event that no Certificates are outstanding and this Agreement has not terminated in accordance with Section 6 hereof, the Mezzanine Lender shall be required to obtain the consent of the Mortgage Lender (which shall not be unreasonably withheld or delayed) prior to taking any action that would otherwise require a Rating Agency Confirmation pursuant to Section 3(a).
                                                                 ------------

          (c) In connection with any transfer of the Mezzanine Loan permitted hereunder, the Mezzanine Lender shall cause any transferee to execute an assignment and assumption agreement whereby such transferee assumes, from and after the date of such assignment, all of the obligations of the Mezzanine Lender hereunder with respect to the Mezzanine Loan (and which will impose no obligations on the Mortgage Lender other than obligations contained herein), and to the extent permitted by applicable law, unless an executed assignment and assumption agreement is delivered to the Mortgage Lender, any such transfer shall be void ab initio.

          3.   Amendments to Loan Documentation; Mezzanine Borrower
               ----------------------------------------------------
Organizational Documents.
------------------------

          (a) Notwithstanding any provision in the Mezzanine Loan Documents, the Mortgage Lender shall have the right to enter into, execute and agree to modify, amend, consolidate, spread, restate or waive any provision of the Mortgage Loan Documents without obtaining the consent of Mezzanine Lender, provided no such modification, amendment, consolidation, spreader, restatement or waiver shall (i) increase the principal amount secured by the Mortgage Loan,
(ii) increase the interest rate payable under the Mortgage Loan, and provided that Mortgage Borrower may deliver one or more new component notes to replace the original note or modify the original note to reflect multiple components of the Mortgage Loan (and such new notes or modified note shall have the same initial weighted average spread as the original note, but such new notes or modified note may subsequently change the weighted average spread and amortization of the Mortgage Loan, including, without limitation, as a result of allocation of principal payments between the components in a way other than pro-rata) or (iii) increase in any other material respect any monetary obligation of the Mortgage Borrower under the Mortgage Loan. Notwithstanding the foregoing, any amounts funded by the Mortgage Lender under the Mortgage Loan Documents as a result of (A) the making of any protective advances or other advances by Mortgage Lender, including any fees and expenses payable or reimbursable to any servicer, trustee or fiscal agent and all costs and expenses incurred by Mortgage Lender in enforcing the terms of the Mortgage Loan Documents, or (B) interest accruals or accretions and any compounding thereof (including default interest) shall not at any time be deemed to contravene this
Section 3(a).
------------

          (b) Notwithstanding any provision in the Mortgage Loan Documents, the Mezzanine Lender shall have the right to enter into, execute and agree to modify, amend, consolidate, spread, restate or waive any provision of the Mezzanine Loan Documents without obtaining the consent of the Mortgage Lender, provided no such modification, amendment, consolidation, spreader, restatement or waiver shall (i) increase the principal amount secured by the Mezzanine Loan,
(ii) increase the interest rate payable under the Mezzanine Loan, (iii) provide for the payment of any additional interest, kicker or similar equity feature,
(iv) shorten the scheduled maturity of the Mezzanine Loan, (v) spread the lien of the Mezzanine

Loan to encumber any additional collateral, (vi) cross-default the Mezzanine Loan with any other indebtedness, other than the Mortgage Loan or (vii) increase in any other material respect any monetary obligation of the Mezzanine Borrower under the Mezzanine Loan. Notwithstanding the foregoing, any amounts funded by the Mezzanine Lender under the Mezzanine Loan Documents as a result of (A) the making of any protective advances or other advances by Mezzanine Lender expressly permitted by the terms of the Mezzanine Loan Documents and this Agreement, or (B) interest accruals or accretions and any compounding thereof (including default interest) shall not at any time be deemed to contravene this
Section 3(b).
------------

          (c) The Mezzanine Lender shall deliver to the Mortgage Lender copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of the Mezzanine Loan Documents, respectively (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by the Mezzanine Lender) within five (5) business days after any of such applicable instruments have been executed by the Mezzanine Lender, as applicable.

          (d) The Mortgage Lender shall deliver to the Mezzanine Lender copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of the Mortgage Loan Documents, respectively (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by the Mortgage Lender) within five (5) business days after any of such applicable instruments have been executed by the Mortgage Lender, as applicable.

          4.   Notices of Default; Cure Rights of Mezzanine Lender. (a)
               ---------------------------------------------------
Mezzanine Lender shall give Mortgage Lender notice of any Mezzanine Event of Default and, simultaneously with giving such notices to Mezzanine Borrower, copies of notices given to Mezzanine Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a "Default" or "Event of Default" under the Mezzanine Loan Documents.

          (b) Mortgage Lender shall give Mezzanine Lender written notice of any Mortgage Event of Default and, simultaneously with giving such notices to Mortgage Borrower, copies of notices given to Mortgage Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a "Default" or "Event of Default" under the Mortgage Loan Documents. In no event shall Mortgage Lender accelerate the Mortgage Loan Liabilities or commence any enforcement action under the Mortgage Loan Documents without providing prior notice thereof to Mezzanine Lender.

          (c) If the notice delivered by Mortgage Lender to the Mezzanine Lender relates to a default by Mortgage Borrower in its obligation to pay money under the Mortgage Loan Documents (a "Monetary Default"), Mortgage Lender agrees that Mezzanine Lender shall have the right, but not the obligation, to cure such Monetary Default within two (2) Business Days after such notice is given in accordance with Section 7(c) below (the "Monetary Default Cure Period");
                ------------
provided, however, Mezzanine Lender hereby agrees to indemnify, defend and hold
--------  -------
harmless Mortgage Lender for all reasonable costs, expenses, losses,
                                 ----------
liabilities, obligations, damages, penalties, and disbursements imposed on, incurred by or asserted against Mortgage Lender (including without limitation any interest on any advances for monthly payments or servicing advances charged by any servicer, trustee, fiscal agent, whether or not any such entity may be deemed to be the Mortgage Lender) due to or arising from such Monetary Default Cure Period (but only to the extent such Monetary Default Cure Period extends later than one (1) Business Day). If the notice delivered by Mortgage Lender relates to a default by Mortgage Borrower with respect to its failure to perform any of its other obligations (other than an obligation to pay money) under the Mortgage Loan Documents (a "Non-Monetary Default"), Mortgage Lender agrees that Mezzanine Lender shall have the right, but not the obligation, to cure such Non-Monetary Default within the cure periods set forth in the Mortgage Loan Documents (the "Non-Monetary Default Cure Period"); provided, however, if
                                                         --------  -------
such Non-Monetary Default is of a nature that cannot be cured within such period without possession of the Collateral and if curative action was promptly commenced and is being continuously and diligently pursued by Mezzanine Lender for so long as (i) Mezzanine Lender makes, or causes to be made, timely payment of Mortgage Lender's regularly scheduled monthly interest payments under the Mortgage Loan and any other amounts due under the Mortgage Loan Documents, (ii) Mezzanine Lender is continuously and diligently exercising its remedies under the Pledge Agreement, and (iii) during such Non-Monetary Default Cure Period, there is no material adverse effect to the Mortgage Borrower or the Property as a result of such Non-Monetary Default, Mezzanine Lender shall be given an additional period of time as is necessary to obtain title to the Collateral plus thirty (30) days in addition thereto to cure such Non-Monetary Default. Notwithstanding anything to the contrary contained in the proviso in the preceding sentence, Mortgage Lender shall not be prevented from exercising any of its remedies pursuant to the Mortgage Loan Documents upon the occurrence of a Non-Monetary Default beyond any Non-Monetary Default Cure Periods provided in the Mortgage Loan Documents, provided if Mezzanine Lender is proceeding to cure such Non-Monetary Default in accordance with the previous sentence, Mortgage Lender agrees not to acquire title to any or all of the Property pursuant to the Mortgage Loan Documents earlier than ninety (90) days after the date Mortgage Lender is first entitled to pursue its remedies under the Mortgage Documents. Upon the cure of the Non-Monetary Default in question by Mezzanine Lender, the Mortgage Lender shall promptly terminate its remedial actions, including, without limitation, termination of any foreclosure proceedings and the dismissal of any receiver, and no Event of Default under the Mortgage Loan Documents shall be deemed to exist as a result of the applicable Non-Monetary Default. Mortgage Lender agrees to notify Mezzanine Lender of the commencement of any remedial actions taken in connection with a Non-Monetary Default and to keep Mezzanine Lender reasonably informed as to the status of such remedial actions if Mezzanine Lender has commenced a cure of the applicable Non-Monetary Default in accordance with this Section 4(c). Mezzanine Lender hereby agrees to indemnify, defend and hold harmless Mortgage Lender for all reasonable costs, expenses, losses, liabilities, obligations, damages, penalties, and disbursements imposed on, incurred by or asserted against Mortgage Lender (including without limitation any interest on any advances charged by any servicer, trustee, fiscal agent, whether or not any such entity may be deemed to be the Mortgage Lender) due to or arising during the Non-Monetary Default Cure Period (but only to the extent such cure period extends later than the Non-Monetary Default Cure Period provided in the Mortgage Loan Documents and Mezzanine Lender has commenced curative action with respect to such Non-Monetary Default).

          (d) Under no circumstances shall any action taken by the Mezzanine Lender to cure any default of Mortgage Borrower under the Mortgage Loan Documents provide the Mezzanine Lender with any claim against Mortgage Borrower with respect to the Mortgage

Loan until the Mortgage Loan is paid in full. No action taken by Mezzanine Lender in accordance with this Agreement shall excuse performance by Mezzanine Borrower of its obligations under the Mezzanine Loan Documents and Mezzanine Lender's rights under the Mezzanine Loan Documents shall not be waived or prejudiced by virtue of Mezzanine Lender's actions under this Agreement.

          (e) Notwithstanding anything to the contrary contained in Section 7(c), the Mezzanine Lender's right to cure a Monetary Default shall be limited to not more than three (3) consecutive months of a Monetary Default Cure Periods and not more than six (6) Monetary Default Cure Periods for the life of the Mortgage Loan.

          (f) The Mezzanine Lender shall indemnify the Mortgage Lender and hold it harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from the Mezzanine Lender's failure to make a cure payment after it has elected to do so. Such indemnification shall survive any termination of the Agreement.

          5.   Right to Purchase Mortgage Loan. If the Mortgage Loan has been
               -------------------------------
accelerated, or any proceeding to foreclose or otherwise enforce any Mortgage or other security for the Mortgage Loans has been commenced, upon ten (10) business days prior written notice to Mortgage Lender, Mezzanine Lender shall have the right to purchase, in whole but not in part, the Mortgage Loan for a price equal to the sum of (without duplication) the following: the outstanding principal balance of the Mortgage Loan together with all accrued interest and other amounts due thereon (including, without limitation any late charges, default interest, prepayment fees or premiums, exit fees, advances permitted under the Mortgage Loan Documents and post-petition interest permitted under the Mortgage Loan Documents), any taxes, assessments, or insurance premiums and other amounts advanced by Mortgage Lender, including all costs and expenses incurred by Mortgage Lender in enforcing the terms of the Mortgage Loan Documents, and any fees and expenses payable or reimbursable to any servicer, trustee or fiscal agent (including, without limitation, special servicing, workout and liquidation fees and interest on advances made by any of them) whether or not any such entity may be deemed to be the Mortgage Lender (the "Mortgage Loan Purchase Price"). The Mezzanine Lender agrees that the sale of the Mortgage Loan shall, if the Mortgage Loan is included in a Securitization at such time, comply with all requirements of the agreement pursuant to which the Certificates were issued and that all costs and expenses related thereto shall be paid by the Mezzanine Lender. Concurrently with payment to the Mortgage Lender of the Mortgage Loan Purchase Price, Mortgage Lender will execute in favor of Mezzanine Lender or its designee assignment documentation, in form and substance reasonably acceptable to Mezzanine Lender, at the sole cost and expense of Mezzanine Lender to assign the Mortgage Loan and its rights under the Mortgage Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Mortgage Loan and as to Mortgage Lender's not having assigned or encumbered its rights in the Mortgage Loan). The right of Mezzanine Lender to purchase the Mortgage Loan shall automatically terminate (i) upon a foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure or (ii) on the fifth business day after the Mortgage Lender or any servicer on its behalf notifies the Mezzanine Lender of its intention to sell the Mortgage Loan (and Mortgage Lender shall be required to give an additional notification and the right to purchase shall be restored if the Mortgage Lender does not enter into a purchase agreement for the Mortgage Loan within forty-five
(45) days of such notice and the purchase is not consummated within one hundred and twenty (120) days of such notice).

          6.   Termination. This Agreement shall terminate upon the earlier to
               -----------
occur of (i) the full and final payment of all Mortgage Loan Liabilities or the Mezzanine Loan Liabilities, (ii) the transfer of the Properties by foreclosure or deed in lieu of foreclosure or (iii) the completion of foreclosure by Mezzanine Lender of all interests pledged as security for the Mezzanine Loan.

          7.   Miscellaneous.
               --------------

          (a)  Successors and Assigns. This Agreement shall be binding upon, and
               ----------------------
inure to the benefits of, Mezzanine Lender and Mortgage Lender and their respective successors and assigns, whether immediate or remote.

          (b)  No Waiver by Mortgage Lender or Mezzanine Lender. Mortgage Lender
               ------------------------------------------------
shall not be prejudiced in its rights under this Agreement by any act or failure to act by Mortgage Borrower or Mezzanine Lender, or any non-compliance of Mortgage Borrower or Mezzanine Lender with any agreement or obligation, regardless of any knowledge thereof which Mortgage Lender may have or with which Mortgage Lender may be charged; and no action of Mortgage Lender permitted hereunder shall in any way affect or impair the rights of Mortgage Lender and the obligations of Mezzanine Lender under this Agreement. No delay on the part of Mortgage Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Mortgage Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Mortgage Lender except as expressly set forth in a writing duly signed and delivered on behalf of Mortgage Lender. Mezzanine Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act by Mortgage Borrower or Mortgage Lender, or any non-compliance of Mortgage Borrower or Mortgage Lender with any agreement or obligation, regardless of any knowledge thereof which Mezzanine Lender may have or with which Mezzanine Lender may be charged; and no action of Mezzanine Lender permitted hereunder shall in any way affect or impair the rights of Mezzanine Lender and the obligations of Mortgage Lender under this Agreement. No delay on the part of Mezzanine Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Mezzanine Lender of any right or remedy shall preclude other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Mezzanine Lender except as expressly set forth in a writing duly signed and delivered on behalf of Mezzanine Lender.

          (c)  Notices. All notices, consents, approvals and requests (any of
               -------
the foregoing in a "Notice" required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if (i) hand delivered; (ii) sent by (A) certified or registered United States mail, postage prepaid, return receipt requested or (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (iii) sent by telecopier (with advice by telephone to recipient that a telecopy notice is forthcoming and a machine-generated confirmation of successful transmission), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

          If to Mortgage Lender:        Bear, Stearns Funding, Inc.
                                        245 Park Avenue
                                        New York, New York 10167
                                        Attention: J. Christopher Hoeffel, Vice
                                        President
                                        Facsimile No.: (212) 272-7047

          with a copy to:               Cadwalader, Wickersham & Taft
                                        100 Maiden Lane
                                        New York, New York 10038
                                        Attention: William P. McInerney, Esq.
                                        Facsimile No.: (212) 504-6666

          If to Mezzanine Lender:       Security Capital Lodging Incorporated
                                        125 Lincoln Avenue, Suite 300
                                        Sante Fe, New Mexico 87501
                                        Attention: Jeffrey A. Klopf
                                        Facsimile No.: (505 988-8920

          with a copy to:               Mayer, Brown & Platt
                                        190 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attention: Edward J. Schneidman
                                        Facsimile No.: (312) 701-7711

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender's receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

          (d)  Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE
               -----------------------------------
RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (e)  Consents to Jurisdiction. Each of the parties hereto irrevocably
               ------------------------
and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the borough of Manhattan in the city and county of New York, and any appellate court from any thereof, in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court.

          (f)  Captions. The titles and headings of the paragraphs of this
               --------
Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

          (g)  Amendments and Waivers. Neither this Agreement nor any terms
               ----------------------
hereof may be amended, modified or waived other than by a written agreement executed by the party against which such amendment, modification or waiver is sought to be enforced. (h) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

          (i)  Due Authorization. Mortgage Lender and Mezzanine Lender hereby
               -----------------
represent and warrant to each other that the execution, delivery and performance of this Agreement is within their powers, has been duly authorized by all necessary action, and does not contravene their organizational documents or any law or contractual restriction binding upon the parties hereto, and that this Agreement is the legal, valid and binding obligation of Mortgage Lender and Mezzanine Lender enforceable against each party in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (j)  No Marshalling. Mezzanine Lender hereby waives any equitable
               --------------
right it may have to require that Mortgage Lender marshal any assets of Mortgage Borrower in favor of Mezzanine Lender, to require the separate sales of any portion of the Properties or to require that the Mortgage Lender exhaust its remedies against any portion of the Properties. Mezzanine Lender agrees that, except with respect to the enforcement of its remedies under the Mezzanine Loan Documents permitted hereunder, prior to the satisfaction of all Mortgage Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Properties or any other collateral now securing the Mortgage Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Mortgage Loan Documents or the liens, rights, estates and interests created thereby.

          (k)  Conflict. In the event of any conflict between the terms and
               --------
conditions of the Mortgage Loan Documents and this Agreement, the terms and conditions of this Agreement shall prevail, as between Mortgage Lender and Mezzanine Lender, but shall not inure to the benefit of Mortgage Borrower or Mezzanine Borrower.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

                                MORTGAGE LENDER:

                                BEAR, STEARNS FUNDING, INC., a Delaware
                                    corporation, as Mortgage Lender



                                By: /s/ Jeffrey N. Lawrie
                                    ---------------------
                                    Name:
                                    Title:


                                MEZZANINE LENDER:

                                SECURITY CAPITAL LODGING
                                    INCORPORATION, a Delaware corporation , or Mezzanine Lender



                                By: /s/ Jeffrey A. Klopf
                                    --------------------------------------
                                    Name: Jeffrey A. Klopf
                                    Title:Secretary

                                    EXH. B-1